Note 2 - Summary of Significant Accounting Policies - Schedule of Cash and Cash Equivalents 1 (Details) - USD ($) $ in Thousands	Sep. 30, 2023	Dec. 31, 2022	Sep. 30, 2022	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Cash and cash equivalents	$ 30,971	$ 76,528		$ 8,533
Restricted cash	0	126		0
Restricted cash included in Other non-current assets	1,151	1,138		0
Total cash, cash equivalents and restricted cash	$ 32,122	$ 77,792	$ 97,307	$ 8,533	$ 17,267	$ 24,557